EXHIBIT 99.09
The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Financial Information
On June 3, 2010, The E.W. Scripps Company (the “Company”) and its wholly owned subsidiary, United Feature Syndicate, Inc.(“UFS”) completed the previously announced sale of the character licensing business (the “Business”) to Iconix Brand Group, Inc. The aggregate cash sale price was $175 million. The sale also included certain portions of the UFS syndication business, the impact of which has not been included in this pro form financial information since it is not significant. The transaction sales price is subject to a final post-closing working capital adjustment.
The transaction includes the Business’ operations located in the United States and Japan.
The following unaudited pro forma condensed consolidated financial statements reflect the disposition of the Company’s character licensing business. The unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the disposition as if it had occurred on March 31, 2010. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2009, 2008 and 2007, and for the three-months ended March 31, 2010, give effect to the disposition as if it had occurred on January 1, 2007.
The unaudited pro forma condensed consolidated information is based upon the historical consolidated financial statements and notes thereto of the Company and should be read in conjunction with the historical financial statements and the accompanying notes of the Company included in the December 31, 2009 Form 10-K, the Company’s Quarterly Report on Form 10-Q for the three-months ended March 31, 2010, and the accompanying notes to the unaudited pro forma condensed consolidated financial information.
The pro forma adjustments are based upon currently available information and certain estimates and assumptions, and therefore, the actual results may have differed from the pro forma results. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial information.
The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the disposition had been completed at the dates indicated. The information does not necessarily indicate the future operation results or financial position of the Company.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2010

			Pro Forma
		Sale of	Adjustments	E.W. Scripps
(In thousands)	Historical	Licensing	(a)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$5,968	$97,258	$(10,400)	$92,826
Short-term investments	22,872	—	—	22,872
Accounts and notes receivables, net	109,093	(9,461)	—	99,632
Inventory	7,087	—	—	7,087
Deferred income taxes	16,614	—	—	16,614
Income taxes receivable	70,655	—	—	70,655
Miscellaneous	18,172	(5,609)	—	12,563

Total current assets	250,461	82,188	(10,400)	322,249

Investments	10,668	—	—	10,668
Property, plant and equipment, net	414,168	(6,224)	—	407,944
Intangible assets, net	24,136	—	—	24,136
Deferred income taxes	58,770	1,600	—	60,370
Miscellaneous	14,216	—	—	14,216

TOTAL ASSETS	$772,419	$77,564	$(10,400)	$839,583

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$27,042	$(1,566)	$—	$25,476
Customer deposits and unearned revenue	37,241	(12,944)	—	24,297
Accrued liabilities:
Employee compensation and benefits	33,578	(1,085)	—	32,493
Accrued talent payable	10,447	(9,712)	—	735
Miscellaneous	20,204	(173)	—	20,031
Other current liabilities	7,934	(32)	—	7,902

Total current liabilities	136,446	(25,512)	—	110,934

Long-term debt	11,376	—	(10,400)	976
Other liabilities (less current portion)	183,353	4,732	—	188,085
Equity	441,244	98,344	—	539,588

TOTAL LIABILITIES AND EQUITY	$772,419	$77,564	$(10,400)	$839,583

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Three Months Ended March 31, 2010

			Pro Forma
		Sale of	Adjustments	E. W. Scripps
(In thousands, except per share data)	Historical	Licensing	(b)	Pro Forma
Operating Revenues:
Advertising	$138,316	$—	$—	$138,316
Circulation	32,144	—	—	32,144
Licensing	14,602	(14,602)	—	—
Other	13,953	(133)	—	13,820

Total operating revenues	199,015	(14,735)	—	184,280

Costs and Expenses:
Employee compensation and benefits	89,296	(2,531)	—	86,765
Programs and program licenses	14,424	—	—	14,424
Newsprint and press supplies	11,978	—	—	11,978
Other costs and expenses	66,386	(9,739)	—	56,647
Separation and restructuring costs	3,343	—	—	3,343

Total costs and expenses	185,427	(12,270)	—	173,157

Depreciation, Amortization, and (Gains) Losses:
Depreciation	11,446	(165)	—	11,281
Amortization of intangible assets	338	—	—	338
(Gains) losses, net on disposal of property, plant and equipment	732	(19)	—	713

Net depreciation, amortization, and (gains) losses	12,516	(184)	—	12,332

Operating income (loss)	1,072	(2,281)	—	(1,209)
Interest expense	(848)	—	350	(498)
Miscellaneous, net	(490)	103	—	(387)

Loss from continuing operations before income taxes	(266)	(2,178)	350	(2,094)
Provision (benefit) for income taxes	614	(993)	130	(249)

Loss from continuing operations	$(880)	$(1,185)	$220	$(1,845)

Loss from continuing operations per share of common stock:
Basic	$(0.02)			$(0.03)
Diluted	$(0.02)			$(0.03)

Weighted average shares outstanding:
Basic	55,076			55,076
Diluted	55,076			55,076

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2009

			Pro Forma
		Sale of	Adjustments	E. W. Scripps
(In thousands, except per share data)	Historical	Licensing	(b)	Pro Forma
Operating Revenues:
Advertising	$565,708	$—	$—	$565,708
Circulation	115,873	—	—	115,873
Licensing	69,876	(69,876)	—	—
Other	50,903	(86)	—	50,817

Total operating revenues	802,360	(69,962)	—	732,398

Costs and Expenses:
Employee compensation and benefits	376,466	(9,661)	—	366,805
Programs and program licenses	52,530	—	—	52,530
Newsprint and press supplies	53,544	—	—	53,544
Other costs and expenses	266,489	(47,724)	—	218,765
Separation and restructuring costs	9,935	—	—	9,935

Total costs and expenses	758,964	(57,385)	—	701,579

Depreciation, Amortization, and (Gains) Losses:
Depreciation	43,342	(812)	—	42,530
Amortization of intangible assets	1,830	—	—	1,830
Impairment of goodwill, indefinite and long-lived assets	216,413	—	—	216,413
(Gains) losses, net on disposal of property, plant and equipment	(444)	—	—	(444)

Net depreciation, amortization, and (gains) losses	261,141	(812)	—	260,329

Operating loss	(217,745)	(11,765)	—	(229,510)
Interest expense	(2,554)	—	1,065	(1,489)
Equity in earnings of JOAs and other joint ventures	1,745	—	—	1,745
Miscellaneous, net	(673)	(323)	—	(996)

Loss from continuing operations before income taxes	(219,227)	(12,088)	1,065	(230,250)
Benefit for income taxes	(27,172)	(5,191)	405	(31,958)

Loss from continuing operations	$(192,055)	$(6,897)	$660	$(198,292)

Loss from continuing operations per share of common stock:
Basic	$(3.56)			$(3.68)
Diluted	$(3.56)			$(3.68)

Weighted average shares outstanding:
Basic	53,902			53,902
Diluted	53,902			53,902

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2008

			Pro Forma
		Sale of	Adjustments	E. W. Scripps
(In thousands, except per share data)	Historical	Licensing	(b)	Pro Forma
Operating Revenues:
Advertising	$758,393	$—	$—	$758,393
Circulation	113,398	—	—	113,398
Licensing	76,452	(76,452)	—	—
Other	53,420	(5)	—	53,415

Total operating revenues	1,001,663	(76,457)	—	925,206

Costs and Expenses:
Employee compensation and benefits	446,775	(10,503)	—	436,272
Programs and program licenses	48,290	—	—	48,290
Newsprint and press supplies	83,029	—	—	83,029
Other costs and expenses	304,104	(53,758)	—	250,346
Separation and restructuring costs	33,506	—	—	33,506

Total costs and expenses	915,704	(64,261)	—	851,443

Depreciation, Amortization, and (Gains) Losses:
Depreciation	43,681	(327)	—	43,354
Amortization of intangible assets	3,220	—	—	3,220
Impairment of goodwill, indefinite and long-lived assets	809,936	—	—	809,936
(Gains) losses, net on disposal of property, plant and equipment	(5,809)	—	—	(5,809)

Net depreciation, amortization, and (gains) losses	851,028	(327)	—	850,701

Operating loss	(765,069)	(11,869)	—	(776,938)
Interest expense	(10,740)	—	360	(10,380)
Equity in earnings of JOAs and other joint ventures	4,265	—	—	4,265
Write-down of investment in newspaper partnership	(20,876)	—	—	(20,876)
Losses on repurchases of debt	(26,380)	—	—	(26,380)
Miscellaneous, net	6,731	(542)	—	6,189

Loss from continuing operations before income taxes	(812,069)	(12,411)	360	(824,120)
Benefit for income taxes	(260,718)	(4,874)	135	(265,457)

Loss from continuing operations	$(551,351)	$(7,537)	$225	$(558,663)

Loss from continuing operations per share of common stock:
Basic	$(10.19)			$(10.33)
Diluted	$(10.19)			$(10.33)

Weighted average shares outstanding:
Basic	54,100			54,100
Diluted	54,100			54,100

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2007

			Pro Forma
		Sale of	Adjustments	E. W. Scripps
(In thousands, except per share data)	Historical	Licensing	(b)	Pro Forma
Operating Revenues:
Advertising	$841,422	$—	$—	$841,422
Circulation	118,696	—	—	118,696
Licensing	71,902	(71,902)	—	—
Other	47,400	(264)	—	47,136

Total operating revenues	1,079,420	(72,166)	—	1,007,254

Costs and Expenses:
Employee compensation and benefits	463,240	(9,220)	—	454,020
Programs and program licenses	47,231	—	—	47,231
Newsprint and press supplies	86,296	—	—	86,296
Other costs and expenses	318,263	(50,160)	—	268,103
Separation and restructuring costs	257	—	—	257

Total costs and expenses	915,287	(59,380)	—	855,907

Depreciation, Amortization, and (Gains) Losses:
Depreciation	41,541	(142)	—	41,399
Amortization of intangible assets	3,090	—	—	3,090
(Gains) losses, net on disposal of property, plant and equipment	(27)	—	—	(27)

Net depreciation, amortization, and (gains) losses	44,604	(142)	—	44,462

Operating income	119,529	(12,644)	—	106,885
Interest expense	(35,730)	—	4,760	(30,970)
Equity in earnings of JOAs and other joint ventures	8,262	—	—	8,262
Miscellaneous, net	15,757	(799)	—	14,958

Income from continuing operations before income taxes	107,818	(13,443)	4,760	99,135
Provision for income taxes	35,885	(2,991)	1,810	34,704

Income from continuing operations	$71,933	$(10,452)	$2,950	$64,431

Income from continuing operations per share of common stock:
Basic	$1.32			$1.18
Diluted	$1.31			$1.17

Weighted average shares outstanding:
Basic	54,338			54,338
Diluted	54,756			54,756

See notes to unaudited Pro Forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(in thousands)
1. Basis of Pro Forma Presentation
Certain amounts in prior periods have been reclassified to conform to the current period’s presentation. Specifically certain costs and expenses have been reclassified to have more meaningful historical comparisons.
Adjustments to eliminate the net assets sold to and liabilities assumed by Iconix Brand Group, Inc. and to recognize the preliminary estimated gain which was determined as follows:

(in thousands)

Cash proceeds	$175,000
Estimated working capital (deficiency) adjustment	(9,375)

Estimated adjusted proceeds	165,625
Estimated transaction costs	8,000
Net assets sold	(3,519)

Subtotal	161,144
Foreign currency translation gains	590

Estimated pre-tax gain	161,734
Estimated tax expense	62,800

Estimated net gain	$98,934

The estimated after-tax gain is preliminary as the transaction is subject to a final working capital adjustment and includes estimates of expenses and other costs, including taxes, associated with the transaction. The Company has estimated the working capital adjustment to be $9.4 million as of March 31, 2010. The actual working capital adjustment will be based on the final working capital on the closing date.
The unaudited pro forma condensed consolidated financial statements assume that the income taxes on the transaction and the transaction costs were paid at closing and have been netted against the estimated adjustment proceeds.
2. Pro Forma Assumptions and Adjustments
a.	Reflects the use of estimated net after-tax proceeds to pay-down the Company’s outstanding borrowings under its variable rate credit facility as of March 31, 2010.

b.	Reflects the reduction in interest expense (net of commitment fees charged for unused capacity) caused by the assumed pay-down of the Company’s outstanding borrowings under its variable rate credit facility as of January 1, 2007, 2008, 2009 and 2010.